SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






         Date of Report (Date of earliest event reported)      May 6, 2003
                                                         ----------------------


                              SPEAR & JACKSON, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)



       Nevada                        000-32013                91-2037081
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File           (IRS Employer
 or incorporation)                    Number)              Identification No.)



         2200 Corporate Boulevard, Suite 314, Boca Raton, Florida 33431
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (561) 999-9011
                                                   --------------------------

                                       N.A
--------------------------------------------------------------------------------
          Former name or former address, if changed since last report)

ITEM 12. Results of Operations and Financial Condition
         ---------------------------------------------

         On May 6, 2003, the Company announced that earnings per share from continuing operations for the second quarter are expected to be higher than estimated.

ITEM 7   Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits

         99.1      Press Release dated May 6, 2003.


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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    SPEAR & JACKSON, INC.


                                                By:/s/ Dennis Crowley
                                                   ---------------------------
                                                       Dennis Crowley
                                                       Chief Executive Officer

DATED: May 7, 2003



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